SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 12, 2006

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                                NT HOLDING CORP.
               (Exact name of registrant as specified in Charter)

             NEVADA                       000-15303              73-1215433
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)


                        8th Floor, No. 211 Johnston Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                  852-9188-2864
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2006, NT Holding Corp (the "Company") entered into a material definitive agreement with Shanxi Jinhai Metal Group Limited ("Jinhai"), finalizing their joint venture agreement wherein the Company and Jinhai will form a Sino foreign joint venture company in China under the name of "American - Asia Metallurgical Industry Limited", which shall sometimes be referred to herein as "AAMI". The Company will have a 70% interest in AAMI and Jinhai will have a 30% interest in AAMI.

Duties and Obligations of the Company

The Company will be responsible for investing US $2,000,000 into AAMI on or before the date that is one year after the incorporation of AAMI (the "Anniversary Date"). In the event that the Company fails to deliver all or part of this funding obligation, the Company will be obligated to issue such number of shares of its common stock to Jinhai as equal in value to the amount of such deficiency. The value attributed to any such shares issued will be equal to the closing market price of the Company's common stock on the Anniversary Date.

Duties and Obligations of Jinhai

Jinhai will contribute all of its operations into AAMI. Jinhai's management will have responsibility for managing the daily operations of AAMI. Jinhai shall nominate one director to the board of directors of the Company, and shall be responsible to report on the daily operations of AAMI to the Company.

Business of AAMI

AAMI shall continue the operations of Jinhai as a coal refinery and coking coal producer in the Shanxi province in China.

The definitive agreement is incorporated by reference and attached hereto as
Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------

10.1 Joint Venture Agreement, dated March 12, 2006, between NT Holding Corp., a Nevada corporation, and Shanxi Jinhai Metal Group Limited, a Chinese corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2006            NT HOLDING CORP.


                                 /s/ Chun Ka Tsun
                                 ----------------------------------------
                                 By:  Chun Ka Tsun
                                 Its: Chief Executive Officer and Director